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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2000


                                 PLANETCAD INC.
               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                    0-288-42                   84-1035353
(State of Incorporation)    (Commission File Number)         (IRS Employer
                                                           Identification No.)


                           2520 55TH STREET, SUITE 200
                             BOULDER, COLORADO 80301
                                 (303) 209-9100
          (Address of Principal Executive Offices, including zip code, and telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         On December 18, 2000, PlanetCAD Inc. ("PlanetCAD") announced the resignation, effective immediately, of its President and Chief Executive Officer, R. Bruce Morgan, and the appointment by the board of directors of James Bracking as PlanetCAD's successor President and Chief Executive Officer. Certain biographical and other information about Mr. Bracking is provided in PlanetCAD's December 18, 2000 press release, a conformed copy of which is attached as an exhibit. Mr. Bracking's employment with PlanetCAD begins December 18, 2000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

99.1     Press release of PlanetCAD dated December 18, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PLANETCAD INC.


Date:    December 18, 2000                      By: /s/ Elizabeth Rescigno
     -------------------------                     -----------------------------
                                                Name:  Elizabeth Rescigno
                                                Title:  Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number            Description
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
99.1              Press release of PlanetCAD dated December 18, 2000.